                                                                 Exhibit 99.3

                   Certification of Chief Executive Officer
                           and Chief Financial Officer

    Pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350)
      The undersigned, as the Chief Executive Officer and Chief Financial Officer of New Peoples Bankshares, Inc., respectively, certify that, to the best of each such individual's knowledge and belief, the Quarterly Report on Form 10-Q for the period ended June 30, 2003, which accompanies this certification fully complies with the requirements of Section 13(a), of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of New Peoples Bankshares, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. ss. 1350) and shall not be relied upon for any other purpose. The undersigned expressly disclaims any obligation to update the foregoing certification except as required by law.



                                          By:  /s/  KENNETH D. HART
                                             --------------------------
                                          Kenneth D. Hart
                                          Chief Executive Officer
Date: August 13, 2003

                                          By:  /s/  FRANK SEXTON, JR.
                                             --------------------------
                                          Frank Sexton, Jr.
                                          Chief Financial Officer

Date: August 13, 2003


      A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to New Peoples Bankshares, Inc. and will be retained by New Peoples Bankshares, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.